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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 24, 2007

                               Carrollton Bancorp
               (Exact Name of Registrant as Specified in Charter)

             Maryland                  000-23090              52-1660951
   (State or Other Jurisdiction     (Commission File        (IRS Employer
        of Incorporation)               Number)          Identification No.)

         344 North Charles Street, Suite 300, Baltimore, Maryland 21201
               (Address of Principal Executive Offices) (ZIP Code)

        Registrant's telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

           (e) Compensatory Arrangements of Certain Officers. On October 16, 2007, Carrollton Bank entered into an employment agreement with Lola
           B. Stokes, Senior Vice president and Compliance Officer. The term of the agreement begins on June 1, 2007 and is effective for two years. As part of the agreement, the Bank will pay Ms. Stokes a minimum annual base salary of $117,500. At the end of each calendar year, Ms. Stokes may receive a cash bonus not to exceed 10% of her base salary. The amount of the bonus will be determined by the Compensation Committee based on defined goals and objectives established by the foresaid committee and the Board of Directors. In addition, Ms. Stokes is entitled to participate in all employee benefit plans and arrangements as offered by the Bank to all employees and officers. In the event that the Bank terminates Ms. Stokes without cause, she will be entitled to receive her then current monthly salary for up to twelve (12) months. In the case of termination as a result of Sale of Bank, Ms. Stokes will receive a severance package to include: (i) one year of her current base salary (ii) continuation for a period of one year of all medical and long-term disability insurance in amounts and subject to the provisions in effect as of the date of sale.. Additional provisions include a Non-Compete clause which for one year following the termination of employment without cause, prohibits Ms. Stokes from soliciting customers of the Bank. Ms. Stokes is also required to develop a plan of succession.



Item 7.01.              Regulation FD Disclosure

            None

Item 9.01.              Financial Statements and Exhibits.


     (a) Financial statements of businesses acquired. Not applicable.

     (b) Pro forma financial information. Not applicable.

     (c) Exhibits. 10.24 Employment agreement with Lola B. Stokes

                                        2

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARROLLTON BANCORP

     Date: October 24, 2007         By:/s/ Robert A. Altieri
                                       --------------------
                                    Name:  Robert A. Altieri
                                    Title: Chief Executive Officer and President



     Date: October 24, 2007         By:/s/ James M. Uveges
                                       -------------------
                                    Name:  James M. Uveges
                                    Title: Senior Vice President and Chief
                                           Financial Officer